UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 16, 2006
                 -----------------------------------------------
                Date of Report (Date of earliest event reported)


                               PARKE BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          New Jersey                  333-122406                65-1241959
----------------------------    ---------------------     ----------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
 of incorporation)                                        Identification Number)


601 Delsea Drive, Washington Township, New Jersey              08080
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (856) 256-2500
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act


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                               PARKE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective November 16, 2006, Mr. Ernest D. Huggard was no longer employed as the Registrant's Senior Vice President and Chief Financial Officer. On that same date, the Registrant appointed Robert Kuehl, age 58, as Senior Vice President and Chief Financial Officer of the Registrant. In connection with his appointment, Mr. Kuehl was awarded stock options covering 8,000 shares of the Registrant's common stock under the Registrant's 2005 Stock Option Plan. Of the 8,000 stock options awarded to Mr. Kuehl, 1,600 vest immediately and the remaining options vest in equal installments over the next four years.

     Prior to accepting his position with the Registrant, Mr. Kuehl most recently was an independent financial consultant who provided financial and project consulting to small companies related to operational efficiency, review of financial operations and reporting, forecasting and budget planning. Prior to such time, Mr. Kuehl was Senior Vice President and Chief Financial Officer of Western Ohio Corporation, a community bank holding company located in Springfield, Ohio, and Chief Financial Officer of Superior Financial Corp., a regional financial institution located in Little Rock, Arkansas. Mr. Kuehl was also Executive Vice President and Chief Financial Officer of Main Street Bancorp, a community bank holding company located in Reading, Pennsylvania, and Senior Vice President and Controller of WSFS Financial Corporation, a savings and loan holding company located in Wilmington, Delaware. Mr. Kuehl has also held various other positions throughout his career similar to those set forth above.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           PARKE BANCORP, INC.


Date: November 16, 2006                    By: /s/ Vito S. Pantilione
                                           -------------------------------------
                                           Vito S. Pantilione
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)